Exhibit 10.9

SUMMARY OF NON-MANAGEMENT DIRECTOR COMPENSATION
As of January 1, 2018

Function	Amount Paid	Form of Payment

Annual Stock Retainer	$85,000 annually	Payable in quarterly increments in shares of company common stock at its fair market value

Annual Cash Retainer	$60,000 annually	Payable in cash in quarterly increments

Audit Committee Members Meeting Fee	$15,000 annually	Payable in cash in quarterly increments

Audit Committee Chair Meeting Fee	$30,000 annually	Payable in cash in quarterly increments

Compensation Committee Members Meeting Fee	$10,000 annually	Payable in cash in quarterly increments

Compensation Committee Chair Meeting Fee	$20,000 annually	Payable in cash in quarterly increments

Nominating & Governance Committee Members Meeting Fee	$10,000 annually	Payable in cash in quarterly increments

Nominating & Governance Committee Chair Meeting Fee	$15,000 annually	Payable in cash in quarterly increments

Independent Chairman of the Board	$75,000 annually	Payable in cash in quarterly increments